[ZURICH LIFE LETTERHEAD]

September 24, 2001

<<Address>>

<<Salutation>>

Zurich Life is pleased to send you the 2001 Semi-Annual Reports for the funds underlying your investment choices in the First Foundation variable life insurance policy.

First Foundation is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Life is a member of the Zurich Financial Services Group, one of the world's largest and most respected financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 874-7354.

As always, we continue to pledge to assist you in meeting your financial needs.

Sincerely,

/s/ Edward L. Robbins

Edward L. Robbins, FSA

Executive Vice President

and Chief Actuary

First Foundation is distributed by BFP Securities, LLC and issued by Kemper Investors Life Insurance Company.